UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2014

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1710 SAIC Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 676-4300

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 8, 2014, Science Applications International Corporation issued a press release announcing its financial results for the fourth fiscal quarter ended January 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.

The Company’s management will discuss operations and financial results in an earnings conference call beginning at 5:00 p.m. Eastern Time on April 8, 2014. A live audio broadcast of the conference call along with a supplemental presentation will be available to the public through links on the Investor Relations section of the Company’s web site (http://investors.saic.com ).

The information contained in this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Results of Operations and Financial Condition

(d)	Exhibits.

Exhibit	Description

99.1	Press Release dated April 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

By:	/s/ Mark D. Schultz
Mark D. Schultz
Executive Vice President and General Counsel

Dated: April 8, 2014